EXHIBIT 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES‑OXLEY ACT OF 2002
    In connection with the Annual Report on Form 10-K of Enviva Inc. (“Enviva”) for the year ended December 31, 2023 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Glenn Nunziata, Interim Chief Executive Officer of Enviva, certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge:
(1)the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Enviva.

/s/ Glenn T. Nunziata
Glenn T. Nunziata
Interim Chief Executive Officer of Enviva Inc.

Date: October 3, 2024